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                                                                    Exhibit 21.1


     Subsidiaries of Interstate Hotels Corporation (a Maryland corporation)
                             (as of March 17, 2000)

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CHR Consulting Company, L.L.C.
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CHR Services Company, L.L.C.
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CRS/Burlington Corporation
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Cambridge Hotel Associates
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Colony Hotels and Resorts Company
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Colony International Management Company, L.L.C.
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Colony de Mexico, S.A. de C.V.
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Continental Design and Supplies Company, L.L.C.
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Crossroads Future Company, L.L.C.
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Crossroads Future Financing Company, L.L.C.
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Crossroads Hospitality Company, L.L.C.
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Crossroads Hospitality Management Company
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Crossroads Hospitality Tenant Company, L.L.C.
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Crossroads/Memphis Company, L.L.C.
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Crossroads/Memphis Financing Company, L.L.C.
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Crossroads/Memphis Financing II Company, L.L.C.
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Crossroads Memphis Financing Corporation
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Crossroads Memphis Financing II Corporation
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Crossroads/Memphis Partnership, L.P.
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Equity Bluefield, Inc.
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Future Financing Member Corporation
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Hilltop Equipment Leasing Company, L.P.
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IHC II, LLC
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IHC Holdings, Inc.
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IHC International Development (U.K.), L.L.C.
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IHC/Moscow Corporation
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IHC Moscow Services, L.L.C.
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IHC Services Company, L.L.C.
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Interstate Hotels, LLC
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Interstate Hotels Company
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Interstate Member, Inc.
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Interstate Partner Corporation
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Interstate Pittsburgh Hotel Holdings, L.L.C.
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Interstate Property Corporation
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Interstate Property Partnership, L.P.
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Northridge Holdings, Inc.
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Northridge Insurance Company
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PAH-Hilltop GP, LLC
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PAH-Cambridge Holdings, LLC
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Oak Hill Catering Company, Inc.
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State College BBQ/Concord Joint Venture
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